Exhibit 23






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 26, 1999 included in DynCorp's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



                                              ARTHUR ANDERSEN LLP


Washington, D. C.
April 23, 1999